                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1613
                                     DATED: NOVEMBER 20, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                T-Bills (H.15)


INDEX MATURITY:           3 Month


TRADE DATE:               November 20, 1997


SETTLEMENT DATE:          November 25, 1997


MATURITY DATE:            November 25, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.600% (plus sixty bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Weekly


COMMISSION:               0.075%


INTEREST PAYMENT DATES:   February 25, 1998, May 25, 1998, August 25, 1998 and Maturity, subject to
                          Following Business Day Convention.


INITIAL INTEREST RATE:    TBD-November 24, 1997


FORM:                     Book-entry

